UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2019

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan

On October 30, 2019, the stockholders of Xtant Medical Holdings, Inc. (the “Company”), upon recommendation of the Board of Directors of the Company (the “Board”), approved an amendment to the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan (the “2018 Plan”) at the 2019 annual meeting of stockholders to increase the number of shares of common stock, par value $0.000001 (the “Common Stock”), available for issuance under the 2018 Plan by 1,500,000 shares. The Board previously approved the amendment to the 2018 Plan, subject to approval by the Company’s stockholders, on August 30, 2019.

The amendment to the 2018 Plan became effective immediately upon approval by the Company’s stockholders. The other terms of the 2018 Plan remain unchanged. The 2018 Plan will expire on July 31, 2028, unless terminated earlier by the Board. The 2018 Plan permits the Board, or a committee thereof, to grant to eligible employees, non-employee directors, and consultants of the Company non-statutory and incentive stock options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, performance awards, non-employee director awards, and other stock-based awards. The Board may select 2018 Plan participants and determine the nature and amount of awards to be granted. As of October 30, 2019, following the amendment and subject to adjustment as provided in the 2018 Plan, 1,052,339 shares of Common Stock were subject to outstanding awards under the 2018 Plan and 1,742,387 shares of Common Stock remained available for issuance under the 2018 Plan.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the text of the 2018 Plan, as amended, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. A more detailed summary of the 2018 Plan, as amended, can be found in the definitive proxy statement for the Company’s 2019 annual meeting of stockholders filed with the Securities and Exchange Commission (the “SEC”) on September 20, 2019.

Election of Sean E. Browne to the Board of Directors

On October 30, 2019, after completion of the Company’s 2019 annual meeting of stockholders, the Board increased the size of the Board from five directors to six directors and elected Sean E. Browne, the Company’s President and Chief Executive Officer, to the Board, to fill the vacancy created by such increase, effective immediately.

As previously reported, the Company appointed Mr. Browne President and Chief Executive Officer of the Company, effective as of October 7, 2019, and in connection therewith entered an employment agreement, indemnification agreement and stock option and restricted stock unit (“RSU”) award agreements with him. There are no arrangements or understandings between Mr. Browne and any other person pursuant to which he was selected as a director, and there have been no other transactions since the beginning of the Company’s last fiscal year, or transactions currently proposed, regarding Mr. Browne that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 30, 2019, the Company’s stockholders, upon recommendation of the Board, approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 75,000,000 (the “Share Increase Amendment”). The Company filed a Certificate of Amendment implementing the Share Increase Amendment with the Secretary of State of the State of Delaware on October 30, 2019. The Board previously approved the Share Increase Amendment, subject to approval by the Company’s stockholders, on August 30, 2019.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein. A more detailed summary of the Share Increase Amendment can be found in the definitive proxy statement for the Company’s 2019 annual meeting of stockholders filed with the SEC on September 20, 2019.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2019 annual meeting of stockholders (the “Annual Meeting”) on October 30, 2019. As of the close of business on September 16, 2019, the record date for the Annual Meeting, there were 13,161,762 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote. Stockholders holding an aggregate of 11,715,185 shares of Common Stock entitled to vote at the Annual Meeting, representing 89% of the outstanding shares of Common Stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders considered six proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the SEC on September 20, 2019.

The final results of such stockholder voting on each proposal brought before the Annual Meeting are set forth below:

Proposal No. 1 -	The five director nominees proposed by the Board were elected to serve as members of the Board until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
John Bakewell	10,992,767	54,790	667,628
Michael Eggenberg	10,629,606	417,951	667,628
Robert McNamara	10,993,187	54,370	667,628
Jeffrey Peters	10,623,026	424,531	667,628
Matthew Rizzo	10,629,602	417,955	667,628

Proposal No. 2 -	The ratification of the appointment of Plante & Moran PLLC as the Company’s independent registered public accounting firm for the year ending December 31, 2019 was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,667,621	5,752	41,812	0

Proposal No. 3 -	The amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 50,000,000 to 75,000,000 was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,444,300	268,787	2,098	0

Proposal No. 4 -	The amendment to the Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder by 1,500,000 shares was approved by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
10,873,886	161,324	12,347	667,628

Proposal No. 5 -	Compensation of the Company’s executive officers named in the proxy statement was approved, on an advisory basis, by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
11,023,222	21,510	2,825	667,628

Proposal No. 6 -	A frequency of every one year for future advisory votes on executive compensation was approved, on an advisory basis, by the following final voting results:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
11,028,155	7,829	8,201	3,372	667,628

In accordance with the result of the advisory vote on Proposal No. 6, the Board has determined that the Company will conduct an executive compensation advisory vote, or say-on-pay vote, every year.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Xtant Medical Holdings, Inc. (filed herewith)

10.1	Xtant Medical Holdings, Inc. 2018 Equity Incentive Plan, as amended (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

By:	/s/ Greg Jensen
Greg Jensen
Vice President, Finance and Chief Financial Officer

Date: October 31, 2019